UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 25, 2026
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2026, the Company held its Annual and Special Meeting of Shareholders (the “Meeting”). There were 341,513,442 shares of common stock represented at the Meeting. At the Meeting, the Company’s shareholders voted as follows on the matters set forth below:

1.Election of Directors. All eight of the directors named in the management proxy circular were elected to serve as directors of the Company, to hold office in each case until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, based upon the following votes:

Director	For	Withheld	Broker Non-Votes
Lisa Bahash	229,992,003	38,743,711	72,777,617
Philip Brace	260,433,374	8,302,340	72,777,617
Lisa Disbrow	257,152,989	11,582,725	72,777,617
John J. Giamatteo	257,184,353	11,551,360	72,777,618
Richard Lynch	226,757,584	41,978,130	72,777,617
Barry Mainz	266,033,801	2,701,913	72,777,617
Lori O’Neill	265,897,694	2,838,022	72,777,615
Wayne Wouters	255,639,623	13,096,091	72,777,617
2.Re-appointment of Independent Auditors. The re-appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company as described in the management proxy circular was approved, based upon the following votes:

For	Withheld	Broker Non-Votes
336,679,176	4,834,153	2
3.Approval of Unallocated Entitlements under the DSU Plan. The resolution on unallocated entitlements under the Company’s Deferred Share Unit Plan for directors as described in the management proxy circular was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
261,647,555	5,710,932	1,377,224	72,777,620
4.Amendment to the Employee Share Purchase Plan. The resolution on amendments to the Company’s Employee Share Purchase Plan as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
263,349,497	4,091,870	1,294,344	77,777,260
5.Advisory Vote on Executive Compensation. The advisory resolution on executive compensation as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
213,472,065	51,847,131	3,416,512	72,777,623
6.Advisory Vote on Frequency of Say on Pay Votes. The Company’s shareholders approved, on an advisory basis, a frequency of one year for future non-binding votes on the compensation of the Company’s named executive officers, based on the following votes:

1 Year	2 Years	3 Years	Spoiled	Broker Non-Votes
263,614,172	2,480,289	2,287,295	19,455	73,112,120
Based on these results, and consistent with the Company’s recommendation, the Company will continue to hold an advisory vote on executive compensation every year.

7.Shareholder Proposal. The resolution on a shareholder proposal seeking to amend By-Law No. A3 of the Company was rejected, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
15,223,448	251,797,859	1,714,401	72,777,623

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	June 25, 2026	By:	/s/ Phil Kurtz
			Name:	Phil Kurtz
			Title:	Chief Legal Officer and Corporate Secretary